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EXHIBIT 10(Z).

                              PURCHASE AGREEMENT

          This Purchase Agreement (the "Agreement") is made on September 10, 1993, by and among Riverwood International Corporation, a Delaware corporation (the "Company") and Manville Corporation, a Delaware corporation ("Manville").

          1. Manville hereby agrees to purchase 3,448,276 shares (the "Shares") of common stock, par value $.01 per share, of the Company, at a price of $14.50 per share for an aggregate purchase price of $50,000,000 (the "Purchase Price") on the following terms and conditions:

          2. The Company has taken all necessary action to authorize the issuance of the Shares and the Shares, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

          3. Settlement of the sale and purchase of the Shares shall take place on September 17, 1993 ("Closing Date").

          4. On the Closing Date, Manville shall pay to the Company the Purchase Price by wire transfer of immediately available or good value funds and the Company shall deliver to Manville a certificate or certificates representing the Shares.

          5. Both the Company and Manville acknowledge that the Shares are being sold by the Company to Manville in a transaction that is exempt from registration under the Securities Act of 1933 as amended (the "Securities Act"), and, that the Shares being purchased hereunder will not be registered under the Securities Act.

          6. Manville agrees not to transfer the Shares unless such transfer is made pursuant to an effective registration statement under the Securities Act and relevant state securities laws or unless such transfer is made in accordance with an exemption from the registration requirements of the Securities Act and relevant state securities laws, the availability of which exemptions having been demonstrated to the satisfaction of the


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General Counsel of the Company in such General Counsel's sole reasonable discretion.

          7. Each of the Company and Manville further acknowledge that its respective Board of Directors has approved the transactions contemplated hereby and that it has taken all necessary and requisite corporate action in connection with the consummation of the transactions contemplated by this Agreement.

          8. Any and all notices and other communications pertaining to this Agreement shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery:

                (a)  if to the Company at:
                     Riverwood International Corporation
                     3350 Cumberland Circle
                     Suite 1400
                     Atlanta, Georgia 30339
                     Attention: J. Steven Beabout, Esq.

                (b)  if to Manville at:
                     Manville Corporation
                     717 17th Street
                     Denver, Colorado 80202
                     Attention: Richard B. Von Wald, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when confirmed, if telexed or telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

          9. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein and therein. This Agreement supersedes all prior arrange-

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ments and understandings between the parties with respect to such subject matter.

          10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  MANVILLE CORPORATION


                                      /s/ Richard B. Von Wald
                                  By: ---------------------------
                                      Name: Richard B. Von Wald
                                      Title: Senior Vice President

AGREED TO AND ACCEPTED
AS OF THE DATE FIRST WRITTEN ABOVE.

RIVERWOOD INTERNATIONAL CORPORATION


    /s/ Frank R. McCauley
By: ----------------------------------
    Name: Frank R. McCauley
    Title: Sr. Vice President, Finance

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